INVESTOR PRESENTATION | Q21 2018

SAFE HARBOR | 2018 This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding future results of operations and financial position of Switch, Inc. and Switch, Ltd. (“Switch,” “we,” “us” or “our”), our business strategy and plans and our objectives for future operations, are forward-looking statements. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long- term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, those risks and uncertainties set forth in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2017 and in our other SEC filings, including our most recent Quarterly Report on Form 10-Q. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are in addition to, and not a substitute or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of non-GAAP measures to GAAP measures is contained in the appendix to this presentation.

FINANCIAL HIGHLIGHTS Q2 2018 • Total revenue of $102.2 million, compared to $92.1 million for the same quarter in 2017, an increase of 11%. Year-to-date, total revenue of $199.9 million, compared to $181.3 million for the same period in 2017, an increase of 10%. • Net income of $9.5 million, compared to $15.0 million for the same quarter in 2017. Year-to-date, net income of $13.5 million, compared to $35.3 million for the same period in 2017, a decrease of 62%. • Adjusted EBITDA of $50.3 million, compared to $46.8 million for the same quarter in 2017. Adjusted EBITDA margin of 49.2%, compared to 50.8% for the same quarter in 2017. Year-to-date, Adjusted EBITDA of $97.2 million, compared to $93.9 million for the same period in 2017, an increase of 4%. • Capital expenditures of $99.4 million, compared to $112.9 million in the same quarter in 2017, a decrease of 12%. • Churn of less than 0.1%, compared to 0.2% for the same quarter in 2017.¹ • Over 550 contracts signed with total contract value greater than $165 million and annualized revenue greater than $40 million ¹ Churn is defined as a reduction in recurring revenue attributed to customer terminations or non-renewal of expired contracts, as a percentage of revenue at the beginning of the period.

The Four Switch PRIMES™ Up to 12 million Up to 1,185 3 Campus Locations Operational and Gross square feet (GSF) Megawatts of power (MW) 1 Under Development Current U.S. facilities: 4M GSF Current U.S. facilities: 415 MW Future U.S. facilities: 8M GSF Future U.S. facilities: 770 MW 850+ 36.6% <0.1% Customers Of revenues from top 10 Revenue Churn 1 customers Q2’18 Q2’18 10.9% 7.5% 18.7% Revenue Growth Q2’17 to Q2’18 Adjusted EBITDA2 Growth Cash flow yield on invested capital Q2’17 to Q2’18 (Last 4 quarters as of Q2’18)3 ¹ Churn is defined as a reduction in recurring revenue attributed to customer terminations or non-renewal of expired contracts, as a percentage of revenue at the beginning of the period. ² See Appendix for a reconciliation of Adjusted EBITDA to Net Income (Loss).. ³ Cash flow yield on invested capital is defined as Adjusted EBITDA less corporate taxes and maintenance capital expenditures, divided by total assets, less cash and equivalents, construction in progress, and non-interest-bearing liabilities

STRATEGICALLY LOCATED PRIME CAMPUS LOCATIONS

The Citadel Campus | Reno

- Designed to be, upon completion, world's largest data center environment
- TAHOE RENO 1 - Up to a 1.3mm sq. ft. and 130 MW power capacity
- TAHOE RENO 1-7 over 5,000,000 sq. ft. and 520 MW
- Stable climate with low-humidity
- Low tax environment
- 100% renewable power source

The Core Campus | Las Vegas

- 2,340,000 sq. ft. and 315 MW power capacity
- Stable climate with low-humidity
- Lowest natural disaster rating in Western U.S.
- Low tax environment
- 100% renewable power source



Silicon Valley
TAHOE RENO
LAS VEGAS
Los Angeles
GRAND RAPIDS
ATLANTA
New York
Ashburn
Miami

The Pyramid Campus | Grand Rapids

- Designed to be the largest datacenter campus in the Eastern U.S.
- Over 1,100,000 sq. ft. and 110 MW power capacity
- Low natural disaster rating
- Tax Renaissance zone
- 100% renewable power source

The Keep Campus | Atlanta

- Land acquired
- Campus data center designs currently in process
- Over 1,100,000 sq. ft. and 110 MW power capacity
- Construction began Q4 2017

GROWING PORTFOLIO OF HYPERSCALE FACILITIES

Campus [1]	Year Operational	Gross Square Feet (up to) [2]	Utilization % - By Campus [3]	Utilization % - By Available Data Center Space [3]	Power Capacity (up to) [4]
The Core Campus Current: 8 Facilities [5] Future: 1 Facility	2003-2017 2018-2019	2,000,000 340,000	87%	87%	275 MW 40 MW
The Citadel Campus Current: TAHOE RENO 1 Future: 7 Facilities	2016 2019+	1,360,000 5,890,000	19%	38%	130 MW 520 MW
The Pyramid Campus Current: Switch PYRAMID Future: 2 Facilities	2016 2019+	430,000 (Office) 220,000 (Data Center) 940,000	41%	96%	10 MW 100 MW
The Keep Campus Future	2019	1,100,000	N/A	N/A	110 MW
U.S. Total (Current) **U.S. Total (Future)**		**4,010,000** **8,270,000**			**415 MW** **770 MW**

[1] SUPERNAP International has also deployed two additional data centers in Milan, Italy and Bangkok, Thailand that collectively provide up to 904,200 GSF of space, with up to 100 MW of power available to these facilities. We hold a 50% ownership interest in SUPERNAP International

[2] Estimated square footage of all enclosed space at full build-out

[3] Utilization numbers are based on available cabinets

[4] Defined as total power delivered to the data center at full build-out

[5] Current facilities at The Core Campus include LAS VEGAS 2, LAS VEGAS 4, LAS VEGAS 5, LAS VEGAS 7, LAS VEGAS 8, LAS VEGAS 9, LAS VEGAS 10 and LAS VEGAS 12

COMPELLING FINANCIAL MODEL • 61% of the increase in revenue for the quarter ended June 30, 2018 was attributable to growth from Track Record of Organic customers who have been with Switch over one year, while the remaining 39% of the increase in Top-Line Growth revenue was attributable to new customers initiating service after June 30, 2017 • Long term licenses (3 to 5 year contracts) with ability to escalate rates Predictable and Recurring • Stable monthly recurring revenue Revenue Stream • 3-year average annual revenue churn of 0.9% • Patent-protected technology enables just-in-time capex deployment and low cost construction Capital Efficient Growth • Vertical integration creates additional capex savings • Low maintenance capex – 1.0% of revenue in Q2 2018 Low Capital at Risk • Switch MOD® enables the company to build and open new sectors to meet customer demand Powerful Network Effects • Powerful network effects from 850+ customers and CORE Telecom purchasing cooperative

HISTORY OF ORGANIC GROWTH (IN $ MILLIONS) Revenue Adjusted EBITDA ¹ $378 $318 $195 $266 $153 $142 $207 $200 $181 $112 $94 $97 2014A 2015A 2016A 2017A Q2 YTD Q2 YTD 2014A 2015A 2016A 2017A Q2 YTD Q2 YTD 2017 2018 2017 2018 ¹ See Appendix for a reconciliation of Adjusted EBITDA to Net Income (Loss). ² 2016 Adj. EBITDA includes front loaded costs to open Citadel Campus and Pyramid Campus.

Q2 2018 REVENUE & ADJUSTED EBITDA VS. Q2 2017 Revenue & Adjusted EBITDA Performance $120 $100 $102.2 $92.1 $80 $60 ($ millions) ($ $50.3 $40 $46.8 $20 $0 Q2'18 Q2'17 Actual Actual Revenue $102.2 $92.1 Adj. EBITDA $50.3 $46.8 Adj. EBITDA Margin % 49.2% 50.8% YOY Actual Revenue Growth % 10.9% YOY Actual Adj. EBITDA Growth % 7.5%

ROLLING QUARTERLY REVENUE PERFORMANCE Rolling Quarterly Revenue Performance $120 $100 $102.2 $97.7 $99.3 $97.7 $92.1 $89.2 $80 $81.7 $81.9 $60 ($ millions) ($ $40 $20 $0 Q3'17 Q4'17 Q1'18 Q2'18 2018 Actual Revenue $97.7 $102.2 2017 Actual Revenue $97.7 $99.3 $89.2 $92.1 2016 Actual Revenue $81.7 $81.9 YOY % Growth 19.6% 21.3% 9.6% 10.9% Q1’18 Revenue includes a $3.3 million reduction compared to Q4 2017 from the contract structure with a strategic customer

ROLLING QUARTERLY ADJUSTED EBITDA PERFORMANCE Rolling Quarterly Adjusted EBITDA Performance $60 $50 $51.1 $49.7 $50.3 $46.9 $47.1 $46.8 $40 $41.0 $34.6 $30 ($ millions) ($ $20 $10 $0 Q3'17 Q4'17 Q1'18 Q2'18 2018 Actual Adj. EBITDA $46.9 $50.3 2017 Actual Adj. EBITDA $49.7 $51.1 $47.1 $46.8 2016 Actual Adj. EBITDA $34.6 $41.0 YOY % Growth 43.8% 24.7% -0.4% 7.5%

Q2 2018 NEW CUSTOMERS HIGHLIGHTS BY INDUSTRY • Over 550 contracts signed in Q2 2018 for new services, renewals, and expansions • 46 new customers Industry Description Cloud, IT & Software Global leader in the semiconductor industry Cloud, IT & Software Global provider of data and hybrid cloud analytics and solutions Cloud, IT & Software Leading provider of software as a service and cloud-based remote connectivity services Digital Content & Multi-Media Entertainment Global multimedia company Digital Content & Multi-Media Entertainment Pioneer in the social gaming industry Retail & Consumer Goods One of the largest automotive retailers in the United States Retail & Consumer Goods Global driver risk management company Healthcare Innovative biopharmaceutical company Construction Major Japanese construction company with global operations Security and Risk Management Security planning and risk management operations company Trav el & Tourism A premier travel services company

Q2 2018 TOTAL CONTRACT VALUE HIGHLIGHTS New Existing Total Customers Customers Contracts ¹ 61 497 558 Customers 46 190 236 Power (MWs) >15 >4 >20 Annualized MRC ² ($ millions) >$20 >$20 >$40 Wtd. Avg. Contract Term (yrs) 4.5 3.1 3.9 Total Contract Value ³ ($ millions) >$100 >$65 >$165 ¹ Contracts includes contracts signed by Switch and the customer during the quarter. ² Annualized Monthly Recurring Charges (MRC) is calculated using the monthly recurring revenue multiplied by 12. ³ Total Contract Value is adjusted for returns or discount options and does not include power and bandwidth usage revenue, price escalators or lifts.

CUSTOMER REVENUE & RECURRING REVENUES (IN $ MILLIONS) Customer Revenue Category Q2'18 Q2'17 Growth (%) Q2'18 YTD Q2'17 YTD Growth (%) Colocation $81.2 $74.3 9.2% $158.9 $146.3 8.6% Connectivity $18.9 $16.2 16.2% $37.1 $32.1 15.6% Other $2.1 $1.5 40.8% $3.9 $2.8 38.0% Total $102.2 $92.1 10.9% $199.9 $181.3 10.3% Recurring Revenue ¹ % of % of % of % of Category Q2'18 Revenue Q2'17 Revenue Q2'18 YTD Revenue Q2'17 YTD Revenue MRC $99.3 97.2% $89.9 97.6% $194.6 97.3% $177.2 97.8% NRC $2.9 2.8% $2.2 2.4% $5.3 2.7% $4.0 2.2% Total $102.2 100.0% $92.1 100.0% $199.9 100.0% $181.3 100.0% ¹ Recurring Revenue is comprised of (1) colocation, which includes the licensing of cabinet space and power; and (2) connectivity services, which includes cross- connects, broadband services and external connectivity. We consider these services recurring because our customers are generally billed on a fixed and recurring basis each month for the duration of their contract. Non-Recurring Charges (NRC) is primarily comprised of installation services related to a customer’s initial deployment. These services are non-recurring because they are typically billed once, upon completion of the installation.

REVENUE GROWTH & CHURN (IN $ MILLIONS) Existing vs. New Customer Revenue Growth Q2 YTD Customer Type Q2 2018 2018 % of Revenue Growth From New Customers 39% 36% % of Revenue Growth From Existing Customers 61% 64% Churn ¹ 0.2% <0.1% Q2 2018 Q2 2017 ¹ Churn is defined as a reduction in recurring revenue attributed to customer terminations or non-renewal of expired contracts, as a percentage of revenue at the beginning of the period.

Q2 2018 CAPITAL EXPENDITURES & CAMPUS HIGHLIGHTS Q2 2018 Capital Expenditures Campus Highlights The Citadel Campus: • Continued build-out of 2 new sectors which opened in Q2 $57 $99.4 Million Total 2018 • Added power and cooling infrastructure to support 10MW of new capacity for the next power system which came online in Q2 2018 • $16 million land acquisition in Q2 for future expansion in RNO The Core Campus: • Continued build-out of the final sector in LAS VEGAS 10 $32 which opened in Q2 2018 • Power and cooling infrastructure to support continued customer growth Site development and shell costs for future LAS VEGAS 11 ($ millions) ($ • which is expected to add another 340,000 GSF to Switch’s portfolio when opened $8 The Pyramid Campus: • Power and cooling infrastructure to support continued $3 customer deployment and new sales growth • Continued build-out of the next sector scheduled to open The Citadel The Core The Pyramid The Keep Q3 2018 Campus Campus Campus Campus The Keep Campus: • Site development costs for the land where first building is Maintenance Capex was $1.0 million for Q2 2018, which represents expected to open in 2019 1.0% of revenue

DEVELOPMENT MILESTONES Development Milestones Target Date MW Increase (Up To) Sector Increase The Core Campus LAS VEGAS 10 Sector 1 Q2 2018 - 1 LAS VEGAS 10 Power System 1 Q1 2019 10 MW - LAS VEGAS 11 Sector 1 & Power System 1 Q4 2018 10 MW 1 The Citadel Campus TAHOE RENO 1 Sectors 6 & 7 Q2 2018 - 2 TAHOE RENO 1 Power System 6 Q2 2018 10 MW - TAHOE RENO 1 Substation Q4 2018 40MW Capacity - The Pyramid Campus PYRAMID 1 Area B.2 - Sector 2 Q3 2018 - 1 PYRAMID 1 Area C.1 - Sector 3.1 Q1 2019 - 0.5 PYRAMID 1 Area C.2 - Sector 3.2 Q2 2019 - 0.5 The Keep Campus ATLANTA 1 Sector 1 & Power System 1 2019 10 MW 1

DEBT & LIQUIDITY (IN $ MILLIONS) Debt & Liquidity ¹ Q2 2018 Capital Leases $22 Other Debt $589 Less: Cash & Cash Equivalents ($184) Net Debt $427 LQA Adjusted EBITDA $201 Net Debt / LQA Adjusted EBITDA 2.1x Liquidity $684 ¹ Liquidity defined as: Remaining undrawn revolver capacity plus cash & cash equivalents

FULL YEAR 2018 GUIDANCE SUMMMARY (IN $ MILLIONS) 2017 2018 Guidance Financial Metric Results Low High Revenue $378 $405 $408 Adjusted EBITDA¹ $195 $197 $200 Capital Expenditures $403 $260 $310 ¹ Switch does not provide reconciliations for the non-GAAP financial measures included in the 2018 guidance above due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including net income (loss), accelerated depreciation, impairment charges, gains or losses on retirement of debt and variations in effective tax rate, which are difficult to predict and estimate and are primarily dependent on future events, but which are excluded from Switch's calculations of Adjusted EBITDA

APPENDIX

NON-GAAP FINANCIAL MEASURES To supplement Switch’s condensed consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (GAAP), Switch uses Adjusted EBITDA, Adjusted EBITDA margin and recurring revenue, which are non-GAAP measures, in this presentation. Switch defines Adjusted EBITDA as net income (loss) adjusted for interest expense, interest income, income taxes, depreciation and amortization and for specific and defined supplemental adjustments to exclude (i) non-cash equity-based compensation expense; (ii) equity in net earnings (losses) of investments; and (iii) certain other items that Switch believes are not indicative of its core operating performance. Switch defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. These measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. In addition, the non-GAAP measures exclude certain recurring expenses that have been and will continue to be significant expenses of Switch’s business. Switch believes these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making.

23 INVESTOR PRESENTATION | Q2 2018

2016-2018 ADJUSTED EBITDA RECONCILIATION BY QUARTER (IN $ MILLIONS) Adjusted EBITDA Reconciliation Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Net income (loss) $17 $19 $16 ($20) $20 $15 $16 ($60) $4 $10 (+) Interest Expense 2 2 2 4 4 5 9 7 6 6 (+) Interest Income (0) 0 (0) (0) (0) (0) (0) (1) (1) (1) (+) Depreciation and Amortization 15 16 16 19 20 22 23 24 25 26 (+) Loss on disposal of property and equipment 0 0 0 1 0 0 (0) 1 0 0 (+) Impact fee expense - - - 27 - - - 1 - - (+) Equity-based compensation 2 1 1 1 2 1 1 80 12 8 (+) Equity in loss of investments 1 1 1 6 0 0 0 0 0 - (+) Loss on extinguishment of debt - - - - - 4 - - - - (+) Gain on lease termination - - (3) - - - - - - - (+) Impairment of notes and interest receivable - - - 2 - - - - - - (+) Income tax (benefit) expense - - - - - - - (1) (0) 1 Adjusted EBITDA $ 38 $ 40 $ 35 $ 41 $ 47 $ 47 $ 50 $ 51 $ 47 $ 50

2014-2017 ADJUSTED EBITDA RECONCILIATION (IN $ MILLIONS) Adjusted EBITDA Reconciliation 2014 2015 2016 2017 Net income (loss) $ 57 $ 73 $ 31 $(9) (+) Interest Expense 7 8 11 25 (+) Interest Income (1) (0) (0) (1) (+) Depreciation and Amortization 44 55 67 89 (+) Loss on disposal of property and equipment 1 1 2 1 (+) Impact fee expense - - 27 1 (+) Equity-based compensation 4 5 6 85 (+) Equity in (net earnings) loss of investments 1 (1) 10 1 (+) Loss on extinguishment of debt - 0 - 4 (+) Gain on sale of asset - (0) - - (+) Gain on lease termination - - (3) - (+) Impairment of notes and interest receivable - - 2 - (+) Income tax benefit - - - (1) Adjusted EBITDA $ 112 $ 142 $ 153 $ 195